                      SECOND AMENDMENT TO CREDIT AGREEMENT



         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated effective as of the 11th day of August, 1997, among SPRINGS INDUSTRIES, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Agent (the "Agent") and WACHOVIA BANK, N.A., SUNTRUST BANK, ATLANTA, and NATIONSBANK, N.A. (collectively, the "Banks");

                                   WITNESSETH:

         WHEREAS, the Borrower, the Agent and the Banks are parties to that certain Credit Agreement, dated as of the 12th day of August, 1996, as amended from time to time (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to renew and extend their Commitments to make Term Loan Advances for an additional 364 days and make certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2.       Amendments.

                  (a) The definition of "Amortization Date" located in Section
1.01 of the Credit Agreement is hereby deleted and substituted in lieu thereof is the following:

                  "Amortization Date" means August 10, 1998.

                  (b)      Clause (ii) beginning on the 11th line of Section
2.01 is hereby amended in its entirety as follows:


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         "(ii) occur before August 10, 1998, and thereafter to make Refunding
         Loans from time to time before the Maturity Date."

         (c) Section 2.06(b) is hereby deleted and substituted in lieu thereof is the following:

         "(b) The Borrower shall pay to the Agent, for the ratable account of each Bank, a commitment fee, calculated on the average daily amount of the Unused Commitments, at the rate of 0.05% per annum. Such commitment fees shall accrue from and including August 11, 1997, to but excluding August 10, 1998, and shall be payable on September 30, 1997, December 31, 1997, March 31, 1998, June 30, 1998, and August 10, 1998, as
         applicable."

         3. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         5. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         6. No Default. To induce the Agent and the Banks to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no rights of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         7. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.


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         8. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia.

         9. Conditions Precedent. This Amendment shall become effective only upon (i) execution and delivery of this Amendment by each of the parties hereto,
(ii) execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors, and (iii) delivery of certified resolutions from the Borrower authorizing the execution and performance of the terms of this Amendment and from each Guarantor authorizing the execution and performance of the terms of the Consent and Reaffirmation of Guarantors attached hereto.

         IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                   SPRINGS INDUSTRIES, INC.,
                                   as Borrower                        (SEAL)

                                   By:      /s/Samuel J. Ilardo
                                      --------------------------------------
                                            Title:  Treasurer


                                   WACHOVIA BANK, N.A.,
                                   as Agent and as a Bank             (SEAL)

                                   By:    /s/Sarah T. Warren
                                      --------------------------------------
                                            Title:  Vice President

                                   SUNTRUST BANK, ATLANTA,
                                   as a Bank                          (SEAL)

                                   By:      /s/Jeffrey D. Drucker
                                      --------------------------------------
                                            Title:  Banking Officer

                                   By:      /s/R. B. King
                                      --------------------------------------
                                            Title:  Vice President


                                   NATIONSBANK, N.A.
                                   as a Bank                          (SEAL)

                                   By:      /s/E. Phifer Helms
                                      --------------------------------------
                                            Title:  Senior Vice President


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                     CONSENT AND REAFFIRMATION OF GUARANTORS


         Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment to Credit Agreement (the "Amendment"), (ii) consents and agrees to all of the terms of the foregoing Amendment, and (iii) reaffirms all of its obligations and covenants, respectively, as a Guarantor under the Guaranty dated as of August 12, 1996, executed and delivered by Springs Window Fashions Division, Inc., and Dundee Mills, Incorporated, and as a Contributing Party under the Contribution Agreement dated as of August 12, 1996, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                               SPRINGS WINDOW FASHIONS
                               DIVISION, INC.                     (SEAL)

                               By:   /s/Samuel J. Ilardo
                                  --------------------------------------
                                        Title:  Treasurer


                               DUNDEE MILLS, INCORPORATED
                                                                  (SEAL)

                               By:   /s/Samuel J. Ilardo
                                  --------------------------------------
                                        Title:  Treasurer



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